SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS II

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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	(4)	Date Filed:

Please vote today
We need your input on an important proposal that affects your investment
Online www.proxyvote.com
Phone 1-855-643-7451
Mail Sign and return the enclosed voting card

Please vote today
We need your input on an important proposal that affects your investment
Online
Phone
Mail

Your action is required

John Hancock Funds II (the “Trust”)

July 21, 2022

Please vote today

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more funds in the Trust (the “Funds”). You are being asked to vote on two proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Meeting of Shareholders of the Funds (the “meeting”) will be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at 1:30PM, Eastern Time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth two proposals on which you are being asked to vote. The first proposal, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a Fund’s investment objectives, policies, or restrictions, or to the investment management contract. The other proposal, which relates to merger requirements, is not considered a routine item. Both proposals are summarized below.

Please note that neither of these proposals is expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of each proposal in the enclosed proxy materials.

You are being asked to approve two proposals:

(1)       Election of Trustees

You are being asked to elect eight Trustees as members of the Board of Trustees of the Trust (the “Board”).

(2)       Revision to Merger Approval Requirements

You are being asked to approve an amendment to modernize the Trust’s Declaration of Trust, which is intended to permit mergers of affiliated Funds without a shareholder vote in certain circumstances to reduce the need for affiliated Funds to incur the expense of soliciting proxies when a merger would not raise significant issues for shareholders. The amendment will provide the Board with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically.

We Need Your Vote of Approval

After careful consideration, the Board has unanimously approved each of the applicable proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals.

How to Vote

Attending the meeting via telephone

To participate in the meeting, shareholders of the Fund must call 1-855-643-7451 no later than 5:00 p.m. Eastern Time on September 8, 2022 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Access to the meeting is limited to shareholders of the Funds.

Please read the enclosed proxy statement, and vote your shares as described below. Voting today will save on the potential cost of future mailings to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

Sincerely,

/s/ Andrew G. Arnott
Andrew G. Arnott
President and CEO
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

Your action is required

John Hancock Funds II (the “Trust”)

July 21, 2022

Please vote today

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more funds in the Trust (the “Funds”). You are being asked to vote on two proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Meeting of Shareholders of the Funds (the “meeting”) will be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at 1:30PM, Eastern Time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth two proposals on which you are being asked to vote. The first proposal, a routine item, concerns the election of trustees. Routine items make no fundamental or material changes to a Fund’s investment objectives, policies, or restrictions, or to the investment management contract. The other proposal, which relates to merger requirements, is not considered a routine item. Both proposals are summarized below.

Please note that neither of these proposals is expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor are they related to the current state of the financial markets. You will find a detailed explanation of each proposal in the enclosed proxy materials.

You are being asked to approve two proposals:

(1)       Election of Trustees

You are being asked to elect eight Trustees as members of the Board of Trustees of the Trust (the “Board”).

(2)       Revision to Merger Approval Requirements

You are being asked to approve an amendment to modernize the Trust’s Declaration of Trust, which is intended to permit mergers of affiliated Funds without a shareholder vote in certain circumstances to reduce the need for affiliated Funds to incur the expense of soliciting proxies when a merger would not raise significant issues for shareholders. The amendment will provide the Board with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically.

We Need Your Vote of Approval

After careful consideration, the Board has unanimously approved each of the applicable proposals and recommends that shareholders vote “FOR” their approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details of the proposals.

How to Vote

Attending the meeting via telephone

To participate in the meeting, shareholders of the Fund must call 1-855-643-7451 no later than 5:00 p.m. Eastern Time on September 8, 2022 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Access to the meeting is limited to shareholders of the Funds.

Please read the enclosed proxy statement, and vote your shares as described below. Voting today will save on the potential cost of future mailings to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: www.proxyvote.com

Phone: 1-855-643-7451

Mail: By returning the enclosed proxy card(s)

Sincerely,

/s/ Andrew G. Arnott
Andrew G. Arnott
President and CEO
John Hancock Investment Management
Head of Wealth and Asset Management
United States and Europe

John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK FUNDS II

(the “Trust”)

ABSOLUTE RETURN CURRENCY FUND

ALTERNATIVE ASSET ALLOCATION FUND

BLUE CHIP GROWTH FUND

CAPITAL APPRECIATION FUND

CAPITAL APPRECIATION VALUE FUND

CORE BOND FUND

EMERGING MARKETS DEBT FUND

EMERGING MARKETS FUND

EQUITY INCOME FUND

FLOATING RATE INCOME FUND

FUNDAMENTAL ALL CAP CORE FUND

FUNDAMENTAL GLOBAL FRANCHISE FUND

GLOBAL EQUITY FUND

HEALTH SCIENCES FUND

HIGH YIELD FUND

INTERNATIONAL SMALL COMPANY FUND

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND

MID VALUE FUND

MULTI-ASSET ABSOLUTE RETURN FUND

MULTI-ASSET HIGH INCOME FUND (FORMERLY INCOME ALLOCATION FUND)

MULTI-INDEX 2010 LIFETIME PORTFOLIO

MULTI-INDEX 2015 LIFETIME PORTFOLIO

MULTI-INDEX 2020 LIFETIME PORTFOLIO

MULTI-INDEX 2025 LIFETIME PORTFOLIO

MULTI-INDEX 2030 LIFETIME PORTFOLIO

MULTI-INDEX 2035 LIFETIME PORTFOLIO

MULTI-INDEX 2040 LIFETIME PORTFOLIO

MULTI-INDEX 2045 LIFETIME PORTFOLIO

MULTI-INDEX 2050 LIFETIME PORTFOLIO

MULTI-INDEX 2055 LIFETIME PORTFOLIO

MULTI-INDEX 2060 LIFETIME PORTFOLIO

MULTI-INDEX 2065 LIFETIME PORTFOLIO

MULTI-INDEX 2025 PRESERVATION PORTFOLIO

MULTI-INDEX 2030 PRESERVATION PORTFOLIO

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

MULTI-INDEX 2040 PRESERVATION PORTFOLIO

MULTI-INDEX 2045 PRESERVATION PORTFOLIO

MULTI-INDEX 2050 PRESERVATION PORTFOLIO

MULTI-INDEX 2055 PRESERVATION PORTFOLIO

MULTI-INDEX 2060 PRESERVATION PORTFOLIO

MULTI-INDEX 2065 PRESERVATION PORTFOLIO

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO

MULTIMANAGER 2010 LIFETIME PORTFOLIO

MULTIMANAGER 2015 LIFETIME PORTFOLIO

MULTIMANAGER 2020 LIFETIME PORTFOLIO

MULTIMANAGER 2025 LIFETIME PORTFOLIO

MULTIMANAGER 2030 LIFETIME PORTFOLIO

MULTIMANAGER 2035 LIFETIME PORTFOLIO

MULTIMANAGER 2040 LIFETIME PORTFOLIO

MULTIMANAGER 2045 LIFETIME PORTFOLIO

MULTIMANAGER 2050 LIFETIME PORTFOLIO

MULTIMANAGER 2055 LIFETIME PORTFOLIO

MULTIMANAGER 2060 LIFETIME PORTFOLIO

MULTIMANAGER 2065 LIFETIME PORTFOLIO

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

NEW OPPORTUNITIES FUND

OPPORTUNISTIC FIXED INCOME FUND (FORMERLY GLOBAL BOND FUND)

REAL ESTATE SECURITIES FUND

SCIENCE & TECHNOLOGY FUND

SHORT DURATION CREDIT OPPORTUNITIES FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

STRATEGIC INCOME OPPORTUNITIES FUND

U.S. SECTOR ROTATION FUND

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street
Boston, Massachusetts 02116

Notice of special meeting of shareholders

To the Shareholders of the Trust:

Notice is hereby given that a Special Meeting of Shareholders of the Funds (the “Meeting”) will be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at 1:30PM, Eastern Time. A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purposes:

Proposal 1	Election of eight Trustees as members of the Board of Trustees of the Trust (the “Board”).

All shareholders of the Trust will vote on Proposal 1.
i

Proposal 2	An amendment to the Declaration of Trust revising merger approval requirements.

All shareholders of the Trust will vote on Proposal 2.

Any other business that may properly come before the Meeting.

The Board recommends that shareholders vote “FOR” all of the Proposals.

Each shareholder of record at the close of business on June 13, 2022 is entitled to receive notice of and to vote at the Meeting.

The Funds are sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. Instead, the Funds plan to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on September 9, 2022:

The proxy statement is available at jhinvestments.com/proxy-information

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary

July 21, 2022

Boston, Massachusetts

ii

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting by phone. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card handy.

Call the toll-free number indicated on your proxy card.

Enter the control number found on the front of your proxy card. Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site.

iii

JOHN HANCOCK FUNDS II

(THE “TRUST”)

ABSOLUTE RETURN CURRENCY FUND

ALTERNATIVE ASSET ALLOCATION FUND

BLUE CHIP GROWTH FUND

CAPITAL APPRECIATION FUND

CAPITAL APPRECIATION VALUE FUND

CORE BOND FUND

EMERGING MARKETS DEBT FUND

EMERGING MARKETS FUND

EQUITY INCOME FUND

FLOATING RATE INCOME FUND

FUNDAMENTAL ALL CAP CORE FUND

FUNDAMENTAL GLOBAL FRANCHISE FUND

GLOBAL EQUITY FUND

HEALTH SCIENCES FUND

HIGH YIELD FUND

INTERNATIONAL SMALL COMPANY FUND

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND

MID VALUE FUND

MULTI-ASSET ABSOLUTE RETURN FUND

MULTI-ASSET HIGH INCOME FUND (FORMERLY INCOME ALLOCATION FUND)

MULTI-INDEX 2010 LIFETIME PORTFOLIO

MULTI-INDEX 2015 LIFETIME PORTFOLIO

MULTI-INDEX 2020 LIFETIME PORTFOLIO

MULTI-INDEX 2025 LIFETIME PORTFOLIO

MULTI-INDEX 2030 LIFETIME PORTFOLIO

MULTI-INDEX 2035 LIFETIME PORTFOLIO

MULTI-INDEX 2040 LIFETIME PORTFOLIO

MULTI-INDEX 2045 LIFETIME PORTFOLIO

MULTI-INDEX 2050 LIFETIME PORTFOLIO

MULTI-INDEX 2055 LIFETIME PORTFOLIO

MULTI-INDEX 2060 LIFETIME PORTFOLIO

MULTI-INDEX 2065 LIFETIME PORTFOLIO

MULTI-INDEX 2025 PRESERVATION PORTFOLIO

MULTI-INDEX 2030 PRESERVATION PORTFOLIO

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

MULTI-INDEX 2040 PRESERVATION PORTFOLIO

MULTI-INDEX 2045 PRESERVATION PORTFOLIO

MULTI-INDEX 2050 PRESERVATION PORTFOLIO

MULTI-INDEX 2055 PRESERVATION PORTFOLIO

MULTI-INDEX 2060 PRESERVATION PORTFOLIO

MULTI-INDEX 2065 PRESERVATION PORTFOLIO

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO

MULTIMANAGER 2010 LIFETIME PORTFOLIO

MULTIMANAGER 2015 LIFETIME PORTFOLIO

MULTIMANAGER 2020 LIFETIME PORTFOLIO

MULTIMANAGER 2025 LIFETIME PORTFOLIO

MULTIMANAGER 2030 LIFETIME PORTFOLIO

MULTIMANAGER 2035 LIFETIME PORTFOLIO

MULTIMANAGER 2040 LIFETIME PORTFOLIO

MULTIMANAGER 2045 LIFETIME PORTFOLIO

MULTIMANAGER 2050 LIFETIME PORTFOLIO

MULTIMANAGER 2055 LIFETIME PORTFOLIO

MULTIMANAGER 2060 LIFETIME PORTFOLIO

MULTIMANAGER 2065 LIFETIME PORTFOLIO

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

NEW OPPORTUNITIES FUND

OPPORTUNISTIC FIXED INCOME FUND (FORMERLY GLOBAL BOND FUND)

REAL ESTATE SECURITIES FUND

SCIENCE & TECHNOLOGY FUND

SHORT DURATION CREDIT OPPORTUNITIES FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

STRATEGIC INCOME OPPORTUNITIES FUND

U.S. SECTOR ROTATION FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2022

The following table summarizes which Funds (and share classes) are being asked to vote on a particular Proposal.

Proposal	Funds	Classes
1	All Funds	All Classes
2	All Funds	All Classes
iv

v

JOHN HANCOCK FUNDS II

(the “Trust”)

ABSOLUTE RETURN CURRENCY FUND

ALTERNATIVE ASSET ALLOCATION FUND

BLUE CHIP GROWTH FUND

CAPITAL APPRECIATION FUND

CAPITAL APPRECIATION VALUE FUND

CORE BOND FUND

EMERGING MARKETS DEBT FUND

EMERGING MARKETS FUND

EQUITY INCOME FUND

FLOATING RATE INCOME FUND

FUNDAMENTAL ALL CAP CORE FUND

FUNDAMENTAL GLOBAL FRANCHISE FUND

GLOBAL EQUITY FUND

HEALTH SCIENCES FUND

HIGH YIELD FUND

INTERNATIONAL SMALL COMPANY FUND

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND

MID VALUE FUND

MULTI-ASSET ABSOLUTE RETURN FUND

MULTI-ASSET HIGH INCOME FUND (FORMERLY INCOME ALLOCATION FUND)

MULTI-INDEX 2010 LIFETIME PORTFOLIO

MULTI-INDEX 2015 LIFETIME PORTFOLIO

MULTI-INDEX 2020 LIFETIME PORTFOLIO

MULTI-INDEX 2025 LIFETIME PORTFOLIO

MULTI-INDEX 2030 LIFETIME PORTFOLIO

MULTI-INDEX 2035 LIFETIME PORTFOLIO

MULTI-INDEX 2040 LIFETIME PORTFOLIO

MULTI-INDEX 2045 LIFETIME PORTFOLIO

MULTI-INDEX 2050 LIFETIME PORTFOLIO

MULTI-INDEX 2055 LIFETIME PORTFOLIO

MULTI-INDEX 2060 LIFETIME PORTFOLIO

MULTI-INDEX 2065 LIFETIME PORTFOLIO

MULTI-INDEX 2025 PRESERVATION PORTFOLIO

MULTI-INDEX 2030 PRESERVATION PORTFOLIO

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

MULTI-INDEX 2040 PRESERVATION PORTFOLIO

MULTI-INDEX 2045 PRESERVATION PORTFOLIO

MULTI-INDEX 2050 PRESERVATION PORTFOLIO

MULTI-INDEX 2055 PRESERVATION PORTFOLIO

MULTI-INDEX 2060 PRESERVATION PORTFOLIO

MULTI-INDEX 2065 PRESERVATION PORTFOLIO

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO

MULTIMANAGER 2010 LIFETIME PORTFOLIO

MULTIMANAGER 2015 LIFETIME PORTFOLIO

MULTIMANAGER 2020 LIFETIME PORTFOLIO

MULTIMANAGER 2025 LIFETIME PORTFOLIO

MULTIMANAGER 2030 LIFETIME PORTFOLIO

MULTIMANAGER 2035 LIFETIME PORTFOLIO

MULTIMANAGER 2040 LIFETIME PORTFOLIO

MULTIMANAGER 2045 LIFETIME PORTFOLIO

MULTIMANAGER 2050 LIFETIME PORTFOLIO

MULTIMANAGER 2055 LIFETIME PORTFOLIO

MULTIMANAGER 2060 LIFETIME PORTFOLIO

MULTIMANAGER 2065 LIFETIME PORTFOLIO

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

NEW OPPORTUNITIES FUND

OPPORTUNISTIC FIXED INCOME FUND (FORMERLY GLOBAL BOND FUND)

REAL ESTATE SECURITIES FUND

SCIENCE & TECHNOLOGY FUND

SHORT DURATION CREDIT OPPORTUNITIES FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

STRATEGIC INCOME OPPORTUNITIES FUND

U.S. SECTOR ROTATION FUND

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street
Boston, Massachusetts 02116

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2022

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Trust of proxies to be used at a Special Meeting of shareholders of the Funds (the “Meeting”) to be held via telephone only, on September 9,

1

2022 at 1:30PM, Eastern Time. Pursuant to the Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”), the Board has designated June 13, 2022 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Trust held. This Proxy Statement is first being sent to shareholders on or about July 21, 2022.

The Funds are sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. Instead, the Funds plan to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust offered as of the Record Date were divided into the 73 Funds listed above.

Investment Advisor and Administrator. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor and administrator for the Trust and each Fund. Pursuant to an investment advisory agreement with the Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. John Hancock Investment Management Distributors LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHIM and the Distributor are located at 200 Berkeley Street, Boston, Massachusetts 02116, and their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

2

Proposal 1 — Election of Eight Trustees as Members of the Board of Trustees of the Trust

(All Funds)

Introduction

The Board of Trustees of the Trust (the “Board” and, each member thereof, a “Trustee”) currently includes eleven (11) Trustees, including nine (9) independent Trustees (“Independent Trustees”) and two (2) non-independent Trustees (“Non-Independent Trustees”). Seven (7) of the Trustees (Peter Burgess, William Cunningham, Grace Fey, Deborah Jackson, Hassell McClellan, Steven Pruchansky, and Gregory Russo) were elected to serve on the Board at a shareholder meeting held on November 15, 2012, each as an Independent Trustee, and four (4) Trustees (Andrew G. Arnott, James R. Boyle, Marianne Harrison, and Frances G. Rathke) were appointed. The Board appointed Mr. Arnott and Ms. Harrison to serve as Non-Independent Trustees on June 20, 2017 and June 19, 2018, respectively, and Ms. Rathke to serve as Independent Trustee on September 15, 2020. In addition, although James R. Boyle initially was designated a Non-Independent Trustee, as of March 22, 2018, he is considered an Independent Trustee.

Four additional Trustees are being presented for election at the Meeting: Noni L. Ellison, Dean Garfield, Patricia Lizarraga and Paul Lorentz. If elected by the shareholders at the Meeting, Ms. Ellison, Mr. Garfield and Ms. Lizarraga will join the Board as Independent Trustees and Mr. Lorentz will join the Board as a Non-Independent Trustee. Following the shareholder election, fifteen Trustees would comprise the Board (three Non-Independent Trustees and twelve Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only current Trustees that have not been elected by shareholders and nominated Trustees will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint Trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to proxy shareholders to add an additional Trustee.

Current Trustees that are not nominated for election will continue to serve as members of the Board. No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trust. Four of the Nominees currently are Trustees and have served in that capacity continuously since originally being appointed. Four of the Nominees, Ms. Ellison, Mr. Garfield, Ms. Lizarraga, and Mr. Lorentz have not served as Trustees of the Trust. Because the Trust is not required to and does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

At videoconference meetings held on May 24-25, 2022, the Nominating and Governance Committee of the Board considered the proposed slate of Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trust. Acting on that recommendation, at videoconference meetings held on June 21-23, 2022, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board. In addition to the Funds, some Trustees also oversee other funds advised by JHIM, or JHIM’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Andrew G. Arnott, James R. Boyle, Marianne Harrison, Frances G. Rathke, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of the Trust (each, a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2021, the “John Hancock Fund Complex”

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consisted of 191 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

Eight Nominees Standing For Election

Non-Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Andrew G. Arnott[2] (1971)	Trustee (since 2017); President (since 2014)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

191
Marianne Harrison[2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

191
Paul Lorentz[2] (1968)	Nominee for Trustee	Global Head, Manulife Wealth and Asset Management (Since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013-2017); President, Manulife Investments (2010-2016).	191
(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
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Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
James R. Boyle (1959)	Trustee (2005-2014 and since 2015)	Foresters Financial, Chief Executive Officer (2018-2022) and board member (2017-2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	191
Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	191
Noni L. Ellison (1971)	Nominee for Trustee

Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (Since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017-2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015-2017); Board Member, Goodwill of North Georgia, 2018 (FY2019) - 2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).

			191
Dean Garfield (1968)	Nominee for Trustee	Vice President, Netflix, Inc. (Since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009-2019); NYU School of Law Board of Trustees (Since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (Since 2021); President of the United States Trade Advisory Council (2010-2018); Board Member, College for Every Student (2017-2021); Board Member, The Seed School of Washington, D.C. (2012-2017).	191
Patricia Lizarraga (1966)	Nominee for Trustee	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (Since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (Since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (Since 2017); Trustee, Museum of Art of Lima (Since 2009).	191
(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

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Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting. All of these Trustees are Independent Trustees. The address of each Independent Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts, 02116.

Trustees Not Standing For Election

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Peter S. Burgess (1942)	Trustee (since 2005)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004–2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	191
William H. Cunningham (1944)	Trustee (2005-2006 and since 2012)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	191
Grace K. Fey (1946)	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191
Deborah C. Jackson (1952)	Trustee (since 2012)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			191
Hassell H. McClellan (1945)	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	191
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Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2012)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

			191
Gregory A. Russo (1949)	Trustee (since 2012)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191
(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Trust who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone (1965)	Treasurer (since 2012)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
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Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s or Nominee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and four of the Nominees have experience as board members. Mr. Arnott, Mr. Boyle, Ms. Harrison, and Ms. Rathke have experience as Trustees of John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Dean Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Patricia Lizarraga – Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.

Independent Trustees Not Standing for Election

Peter S. Burgess – As a financial consultant, Certified Public Accountant, and former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

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William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.

Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.

Non-Independent Trustees Standing for Election and Nominee

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Marianne Harrison – Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Paul Lorentz – Through his position as the Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs. The Board met six times during the fiscal years ended July 31, 2021, August 31, 2021, and December 31, 2021.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in the Trust’s Statement of Additional Information or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

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The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Mr. Burgess has been designated by the Board as an “audit committee financial expert”, as defined in the SEC rules. This Committee met four times during the fiscal years ended July 31, 2021, August 31, 2021, and December 31, 2021, respectively.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal years ended July 31, 2021, August 31, 2021, and December 31, 2021, respectively.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky, and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal years ended July 31, 2021, August 31, 2021, and December 31, 2021, respectively.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each, an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham, and Pruchansky serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of Funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. This Committee met five times during the fiscal years ended July 31, 2021, August 31, 2021, and December 31, 2021, respectively.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. The Nominating and Governance Committee held four meetings during the fiscal years ended July 31, 2021 and August 31, 2021, respectively, and five times during the fiscal year ended December 31, 2021.

Shareholder nominations may be submitted to the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

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As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

11

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the fiscal years ended July 31, August 31, and December 31, 2021. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the most recent fiscal years. In this table, the amount shown for each of Noni L. Ellison, Dean Garfield, and Patricia Lizarraga is “None” since each of these individuals is proposed to be elected to the Board of each Trust and does not currently serve as an Independent Trustee. For the period shown below, the Trust did not pay compensation to the current Non-Independent Trustees or the Non-Independent Trustee Nominee, Paul Lorentz.

Compensation for Fiscal Year Ended July 31, 2021

Independent Trustee	Total Compensation from JHF II ($)	Total Compensation from JHF II and the John Hancock Fund Complex[1] ($)
Charles L. Bardelis[2]	126,684	415,000
James R. Boyle	118,888	393,000
Peter S. Burgess	133,512	435,000
William H. Cunningham	126,684	415,000
Grace K. Fey	133,152	435,000
Deborah C. Jackson	126,684	415,000
Hassell H. McClellan	174,484	555,000
James M. Oates[3]	69,124	221,000
Steven R. Pruchansky	126,715	415,000
Frances G. Rathke	144,946	477,082
Gregory A. Russo	133,512	435,000
Noni L. Ellison	None	None
Dean Garfield	None	None
Patricia Lizarraga	None	None

(1)	There were approximately 192 series in the John Hancock Fund Complex as of July 31, 2021.
(2)	Mr. Bardelis retired as Trustee effective as of December 31, 2021.
(3)	Mr. Oates retired as Trustee effective as of April 30, 2021.

Compensation for Fiscal Year Ended August 31, 2021

Independent Trustee	Total Compensation from JHF II ($)	Total Compensation from JHF II and the John Hancock Fund Complex[1] ($)
Charles L. Bardelis[2]	128,353	420,000
James R. Boyle	120,558	398,000
Peter S. Burgess	135,182	440,000
William H. Cunningham	128,353	420,000
12

Independent Trustee	Total Compensation from JHF II ($)	Total Compensation from JHF II and the John Hancock Fund Complex[1] ($)
Grace K. Fey	135,182	440,000
Deborah C. Jackson	128,353	420,000
Hassell H. McClellan	176,153	560,000
James M. Oates[3]	69,124	221,000
Steven R. Pruchansky	128,353	420,000
Frances G. Rathke	144,946	477,082
Gregory A. Russo	135,182	440,000
Noni L. Ellison	None	None
Dean Garfield	None	None
Patricia Lizarraga	None	None

(1)	There were approximately 193 series in the John Hancock Fund Complex as of August 31, 2021.
(2)	Mr. Bardelis retired as Trustee effective as of December 31, 2021.
(3)	Mr. Oates retired as Trustee effective as of April 30, 2021.

Compensation for Fiscal Year Ended December 31, 2021

Independent Trustee	Total Compensation from JHF II ($)	Total Compensation from JHF II and the John Hancock Fund Complex[1] ($)
Charles L. Bardelis[2]	127,407	420,000
James R. Boyle	127,407	420,000
Peter S. Burgess	134,235	440,000
William H. Cunningham	127,407	420,000
Grace K. Fey	127,407	440,000
Deborah C. Jackson	127,407	420,000
Hassell H. McClellan	175,206	560,000
James M. Oates[3]	53,643	177,000
Steven R. Pruchansky	127,407	420,000
Frances G. Rathke	118,909	395,000
Gregory A. Russo	134,235	440,000
Noni L. Ellison	None	None
Dean Garfield	None	None
Patricia Lizarraga	None	None

(1)	There were approximately 191 series in the John Hancock Fund Complex as of December 31, 2021.
(2)	Mr. Bardelis retired as Trustee effective as of December 31, 2021.
(3)	Mr. Oates retired as Trustee effective as of April 30, 2021.

The Trust does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2021. The table lists only those Funds in which one or more of the Trustees own shares. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Absolute Return Currency Fund	None	None	None	None	None	None	None
Alternative Asset Allocation Fund	None	None	None	None	None	None	None
Blue Chip Growth Fund	None	None	None	None	None	None	None
Capital Appreciation Fund	None	None	None	None	None	None	None
13

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Capital Appreciation Value Fund	None	None	None	None	None	None	None
Core Bond Fund	None	None	None	None	None	None	None
Emerging Markets Debt Fund	None	None	None	None	None	None	None
Emerging Markets Fund	$1 - $10,000	None	None	None	None	None	None
Equity Income Fund	None	None	None	None	None	None	None
Floating Rate Income Fund	None	None	None	None	None	None	None
Fundamental All Cap Core Fund	None	None	None	None	None	None	None
Fundamental Global Franchise Fund	None	None	None	None	None	None	None
Global Equity Fund	None	None	None	None	None	None	$10,001 - $50,000
Health Sciences Fund	None	None	None	None	None	None	None
High Yield Fund	None	None	None	None	None	None	None
International Small Company Fund	None	None	None	None	None	None	None
International Strategic Equity Allocation Fund	None	None	None	None	None	None	None
Mid Value Fund	None	None	None	None	None	None	None
Multi-Asset Absolute Return Fund	None	None	None	None	None	None	$10,001 - $50,000
Multi-Asset High Income Fund (formerly Income Allocation Fund)	None	None	None	None	None	None	None
Multi-Index 2010 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2015 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2020 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2025 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2025 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2030 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2030 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2035 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2035 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2040 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2040 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2045 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2045 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2050 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2050 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2055 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2055 Preservation Portfolio	None	None	None	None	None	None	None
14

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Multi-Index 2060 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2060 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index 2065 Lifetime Portfolio	None	None	None	None	None	None	None
Multi-Index 2065 Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index Income Preservation Portfolio	None	None	None	None	None	None	None
Multi-Index Lifestyle Aggressive Portfolio	None	None	None	None	None	None	None
Multi-Index Lifestyle Balanced Portfolio	None	None	None	None	None	None	None
Multi-Index Lifestyle Conservative Portfolio	None	None	None	None	None	None	None
Multi-Index Lifestyle Growth Portfolio	None	None	None	None	None	None	None
Multi-Index Lifestyle Moderate Portfolio	None	None	None	None	None	None	None
Multimanager 2010 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2015 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2020 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2025 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2030 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2035 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2040 Lifetime Portfolio	$1 - $10,000	None	None	None	None	None	None
Multimanager 2045 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2050 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2055 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2060 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager 2065 Lifetime Portfolio	None	None	None	None	None	None	None
Multimanager Lifestyle Aggressive Portfolio	None	None	None	None	None	None	None
Multimanager Lifestyle Balanced Portfolio	None	None	None	None	None	None	None
Multimanager Lifestyle Conservative Portfolio	None	None	None	None	None	None	None
Multimanager Lifestyle Growth Portfolio	None	None	Over $100,000	None	None	Over $100,000	None
Multimanager Lifestyle Moderate Portfolio	None	None	None	None	None	None	None
New Opportunities Fund	None	None	None	None	None	None	None
Opportunistic Fixed Income Fund (Formerly Global Bond Fund)	Over $100,000	None	None	None	None	None	None
Real Estate Securities Fund	None	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None	None
15

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Small Cap Value Fund	None	None	None	None	None	None	None
Strategic Income Opportunities Fund	None	None	None	None	None	None	$10,001 - $50,000
U.S. Sector Rotation Fund	None	None	None	None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Fund/Trustee	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Absolute Return Currency Fund	None	None	None	None	None	None	None	None
Alternative Asset Allocation Fund	None	None	None	None	None	None	None	None
Blue Chip Growth Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Capital Appreciation Fund	None	None	None	None	None	None	None	None
Capital Appreciation Value Fund	None	None	None	None	None	None	None	None
Core Bond Fund	None	None	None	None	None	None	None	None
Emerging Markets Debt Fund	None	None	None	None	None	None	None	None
Emerging Markets Fund	None	None	None	None	None	None	None	None
Equity Income Fund	None	None	None	None	None	None	None	None
Floating Rate Income Fund	None	None	None	None	None	None	None	None
Fundamental All Cap Core Fund	None	None	None	None	None	None	None	None
Fundamental Global Franchise Fund	None	None	None	None	None	None	None	None
Global Equity Fund	None	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None	None
Health Sciences Fund	None	None	None	None	None	None	None	None
High Yield Fund	None	None	None	None	None	None	None	None
International Small Company Fund	None	None	None	None	None	None	None	None
International Strategic Equity Allocation Fund	None	None	None	None	None	None	None	None
Mid Value Fund	None	None	None	None	None	None	None	None
Multi-Asset Absolute Return Fund	None	None	None	None	None	None	None	None
Multi-Asset High Income Fund (formerly Income Allocation Fund)	None	None	None	None	None	None	None	None
Multi-Index 2010 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2015 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2020 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2025 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2025 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2030 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2030 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2035 Lifetime Portfolio	None	None	None	None	None	None	None	None
16

Multi-Index 2035 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2040 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2040 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2045 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2045 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2050 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2050 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2055 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2055 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2060 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2060 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2065 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multi-Index 2065 Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index Income Preservation Portfolio	None	None	None	None	None	None	None	None
Multi-Index Lifestyle Aggressive Portfolio	None	None	None	None	None	None	None	None
Multi-Index Lifestyle Balanced Portfolio	None	None	None	None	None	None	None	None
Multi-Index Lifestyle Conservative Portfolio	None	None	None	None	None	None	None	None
Multi-Index Lifestyle Growth Portfolio	None	None	None	None	None	None	None	None
Multi-Index Lifestyle Moderate Portfolio	None	None	None	None	None	None	None	None
Multimanager 2010 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2015 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2020 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2025 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2030 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2035 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2040 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2045 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2050 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2055 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2060 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager 2065 Lifetime Portfolio	None	None	None	None	None	None	None	None
Multimanager Lifestyle Aggressive Portfolio	None	None	None	None	None	None	None	None
17

Multimanager Lifestyle Balanced Portfolio	None	None	None	None	None	None	None	None
Multimanager Lifestyle Conservative Portfolio	None	None	None	None	None	None	None	None
Multimanager Lifestyle Growth Portfolio	None	None	None	None	None	None	None	None
Multimanager Lifestyle Moderate Portfolio	None	None	None	None	None	None	None	None
New Opportunities Fund	None	$10,001 - $50,000	None	None	None	None	None	None
Opportunistic Fixed Income Fund (Formerly Global Bond Fund)	None	None	None	None	None	None	None	None
Real Estate Securities Fund	None	None	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	None	None	None	None
Short Duration Credit Opportunities Fund	None	None	None	None	None	None	None	None
Small Cap Growth Fund	None	None	None	None	None	None	None	None
Small Cap Value Fund	None	None	None	None	None	None	None	None
Strategic Income Opportunities Fund	None	None	None	None	None	None	None	None
U.S. Sector Rotation Fund	None	None	None	None	None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	None	None

Material Relationships of the Independent Trustees

As of December 31, 2021, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of the Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

18

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present by phone or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all of the Independent Trustees, recommends that shareholders of the Funds vote “FOR” all of the Nominees.

19

Proposal 2 — Revision to Merger Approval Requirements

(All Funds)

Introduction

Shareholders are being asked to approve an amendment to the Trust’s Declaration of Trust that would allow the Funds to be merged with affiliated funds without shareholder approval in certain circumstances.

At videoconference meetings held on June 21-23, 2022, the Board, including all the Independent Trustees, approved the proposed amendment to the Trust’s Declaration of Trust.

Background

Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds, including mergers between affiliated funds. Rule 17a-8 under the 1940 Act provides an exception to this general prohibition to permit mergers of affiliated funds without shareholder approval, in certain circumstances, to reduce the need for affiliated funds to incur the expense of soliciting proxies when a merger does not raise significant issues for shareholders. For example, Rule 17a-8 could be used to permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. The rule still requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and that the interests of existing shareholders will not be diluted. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected independent trustees of the acquired fund. Shareholder approval will continue to be required for combinations with unaffiliated funds.

Proposal

The proposed amendment to the Declaration of Trust, consistent with the requirements of Rule 17a-8, would authorize the Trustees to approve a merger, consolidation or sale of assets of a Fund without a shareholder action or approval only if permitted by the 1940 Act, Massachusetts law and other applicable laws and regulations. The amendment will provide the Trustees with increased flexibility to react more quickly to new developments and changes in competitive and/or regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically. If the amendment is approved, the Trustees will, as stated above, continue to exercise their fiduciary obligations in approving any combination transaction. The Trustees will evaluate any and all information reasonably necessary to make their determination and will consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care they owe to shareholders.

If the proposed amendment is approved by shareholders, Article VIII, Section 8.4 of the Declaration of Trust will be revised as follows (new language is in bold):

Section 8.4 Merger, Consolidation and Sale of Assets. The Trust or any Series may merge, convert or consolidate into any other corporation, association, trust, limited liability company or other organization or may sell, lease or exchange all or substantially all of the Trust Property or Trust Property of such Series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the Shares of the Trust or such Series outstanding and entitled to vote and present in person or by proxy at a meeting of Shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the Shares of the Trust or such Series; provided, however, that, if such merger, consolidation, conversion, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the Outstanding Shares of the Trust or such Series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the independent Trustees, without action or approval of the Shareholders, to the extent consistent with applicable laws and regulations; and any such merger, conversion, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.

Required Vote

Approval of the amendment to the Declaration of Trust will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Trust. If the Proposal is approved, the amendment will become effective upon the later to occur of: (1) approval of shareholders of the Trust; or (2) the execution of an amendment to the Declaration of Trust signed by a majority of the Trustees. If the Proposal is not approved, this amendment will not be made to the Declaration of Trust.

The Board, including all the Independent Trustees, recommends that shareholders of each Fund vote “FOR” Proposal 2.

20

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, served as the independent registered public accounting firm for each Fund for the fiscal year ended August 31, 2021 and served as such for the prior fiscal year.

PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed for the fiscal years ended August 31, 2020 and August 31, 2021 (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended July 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Absolute Return Currency Fund	$46,576	$45,471	$1,535	$5	$4,067	$3,914	$18	$88
Fundamental All Cap Core Fund	$45,226	$44,123	$1,535	$5	$3,989	$3,837	$18	$88
Multi-Asset Absolute Return Fund	$104,736	$102,162	$1,530	$5	$4,094	$3,940	$18	$88
Short Duration Credit Opportunities Fund	$88,205	$90,735	$211	$598	—[1]	$3,837	—[1]	$88
John Hancock Fund Complex	$284,743	$282,491	$4,811	$613	$12,150	$15,528	$54	$352
[1]	Fund utilized Ernst and Young for Tax and Other Services rather than the Fund’s current independent auditor.

Fees Paid to PwC for the Last Two Fiscal Years Ended August 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Alternative Asset Allocation Fund	$41,204	$40,212	$936	$599	—[1]	—[1]	$18	$88
Blue Chip Growth Fund	$32,299	$31,498	$936	$599	—[1]	—[1]	$1,268	$88
Capital Appreciation Fund	$27,467	$26,790	$324	$5	—[1]	—[1]	$18	$88
21

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Capital Appreciation Value Fund	$31,771	$31,025	$324	$5	—[1]	—[1]	$18	$88
Core Bond Fund	$50,621	$49,358	$324	$5	—[1]	—[1]	$18	$88
Emerging Markets Debt Fund	$71,947	$70,138	$940	$599	—[1]	—[1]	$18	$88
Emerging Markets Fund	$42,209	$41,199	$940	$599	—[1]	—[1]	$1,518	$2,588
Equity Income Fund	$32,408	$31,604	$936	$599	—[1]	—[1]	$18	$88
Floating Rate Income Fund	$61,319	$59,782	$936	$599	—[1]	—[1]	$18	$88
Fundamental Global Franchise Fund	$38,513	$37,533	$936	$599	—[1]	—[1]	$18	$88
Global Equity Fund	$39,439	$38,462	$621	$599	—[1]	—[1]	$685	$1,338
Health Sciences Fund	$41,349	$40,358	$324	$5,104	—[1]	—[1]	$18	$88
High Yield Fund	$61,561	$60,018	$113	$5	—[1]	—[1]	$18	$88
International Small Company Fund	$45,278	$44,196	$935	$599	—[1]	—[1]	$18	$88
International Strategic Equity Allocation Fund	$47,281	$46,132	$324	$5	—[1]	—[1]	$18	$88
Mid Value Fund	$28,324	$27,625	$319	$5	—[1]	—[1]	$18	$88
Multi-Asset High Income Fund (formerly Income Allocation Fund)	$44,106	$40,212	$8,069	$5	—[1]	—[1]	$18	$1,338
Multi-Index 2010 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2015 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2020 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2025 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2025 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2030 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2030 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
22

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Multi-Index 2035 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2035 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2040 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2040 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2045 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2045 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2050 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2050 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2055 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2055 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2060 Lifetime Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2060 Preservation Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index 2065 Lifetime Portfolio	$19,647	—[2]	$936	$5	—[1]	—[1]	$18	$88
Multi-Index 2065 Preservation Portfolio	$19,647	—[2]	$936	$5	—[1]	—[1]	$18	$88
Multi-Index Income Preservation Portfolio	$29,842	$29,135	$6,805	$5	—[1]	—[1]	$4,518	$88
Multi-Index Lifestyle Aggressive Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index Lifestyle Balanced Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
23

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Multi-Index Lifestyle Conservative Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index Lifestyle Growth Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multi-Index Lifestyle Moderate Portfolio	$29,842	$29,135	$936	$599	—[1]	—[1]	$18	$88
Multimanager 2010 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2015 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2020 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2025 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2030 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2035 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2040 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2045 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2050 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2055 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2060 Lifetime Portfolio	$34,468	$33,642	$935	$599	—[1]	—[1]	$18	$88
Multimanager 2065 Lifetime Portfolio	$21,960	—[2]	$936	$5	—[1]	—[1]	$18	$88
New Opportunities Fund	$59,461	$58,461	$936	$599	—[1]	—[1]	$18	$88
Opportunistic Fixed Income Fund (Formerly Global Bond Fund)	$91,590	$82,132	$4,744	$5	$3,989	—[1]	$18	$88
Real Estate Securities Fund	$27,202	$26,531	$4,024	$5	—[1]	—[1]	$18	$88
Science & Technology Fund	$34,721	$33,858	$319	$3,405	—[1]	—[1]	$18	$88
Small Cap Growth Fund	$33,433	$35,293	$319	$5	—[1]	—[1]	$18	$88
24

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2021	2020	2021	2020	2021	2020	2021	2020
Small Cap Value Fund	$36,194	$32,603	$935	$599	—[1]	—[1]	$1,268	$88
Strategic Income Opportunities Fund	$71,189	$70,208	$935	$599	—[1]	—[1]	$18	$17,587
U.S. Sector Rotation Fund	$44,229	$43,123	$319	$5	—[1]	—[1]	$18	$88
John Hancock Fund Complex	$2,321,567	$382,209	$73,130	$36,737	3,989	—[1]	$10,319	$28,131

[1]	Fund utilized Ernst and Young for Tax and Other Services rather than the Fund’s current independent auditor.
[2]	The Multi-Index 2065 Lifetime Portfolio, the Multi-Index 2065 Preservation Portfolio, and the Multimanager 2065 Lifetime Portfolio did not commence operations until September 2020 they did not incur any fees in 2020.

Fees Paid to PwC for the Last Two Fiscal Years Ended December 31

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	FYE 12-31-21	FYE 12-31-20	FYE 12-31-21	FYE 12-31-20	FYE 12-31-21	FYE 12-31-20	FYE 12-31-21	FYE 12-31-20*
Multimanager Lifestyle Aggressive Portfolio	$34,468	$33,643	$935	$599	—[1]	—[1]	$18	$88
Multimanager Lifestyle Balanced Portfolio	$34,468	$33,643	$935	$599	—[1]	—[1]	$18	$88
Multimanager Lifestyle Conservative Portfolio	$34,468	$33,643	$935	$599	—[1]	—[1]	$18	$88
Multimanager Lifestyle Growth Portfolio	$34,468	$33,643	$935	$599	—[1]	—[1]	$18	$88
Multimanager Lifestyle Moderate Portfolio	$34,468	$33,643	$935	$599	—[1]	—[1]	$18	$88
John Hancock Fund Complex	$172,340	$168,215	$4,675	$2,995	—[1]	—[1]	$90	$440
[1]	Fund utilized Ernst and Young for Tax and Other Services rather than the Fund’s current independent auditor.

The SEC’s auditor independence rules require the Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Committee to pre-approve non-audit services provided by PwC to the Trust, the Advisor or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by the Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

25

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the fiscal year ended July 31, 2021 were $1,295,062 and for the fiscal year ended July 31, 2020 were $331,578. The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the fiscal year ended August 31, 2021 were $1,068,978 and for the fiscal year ended August 31, 2020 were $1,275,806. The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the fiscal year ended December 31, 2021 were $988,890 and for the fiscal year ended December 31, 2020 were $1,260,533.

During the Reporting Periods, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

26

Shareholders and Voting Information

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by other funds in the John Hancock Fund Complex (collectively, the “Fund of Funds”). No Fund of Funds holding Class NAV shares of a Fund exercises any discretion in voting such shares.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of a Fund will be presumed to control a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadvisor to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-5291. Copies of these reports are also available on the Internet at www.jhinvestments.com.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trust a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting by phone. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable proposals.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the issued and outstanding shares of the Trust at the close of business on that date present by phone or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. A Majority of the Outstanding Voting Securities of the Trust is required to approve a proposal, except as otherwise stated herein.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Trust may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present. An abstention will not be counted as a vote cast on a proposal. Broker votes will be counted on routine items as permitted under certain exchange rules. Broker non-votes will not be counted for non-routine items and will have the effect of a vote “against” a proposal. Therefore, with respect to Proposal 2, which is non-routine, abstentions and broker non-votes have the same effect as a vote “against” the proposal. An abstention will not be counted as a vote cast on routine Proposal 1. Broker votes will be counted for routine Proposal 1.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Fund, as applicable, are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the Trust.

27

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $15,673, will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $1,851,144. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund with respect to both Proposals.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote by phone if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy Statement and have your proxy card(s) at hand.
▪	Go to the Web site on the proxy card(s).
▪	Enter the “control number” found on your proxy card(s).
▪	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

28

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

July 21, 2022

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING BY PHONE ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

29

Appendices

PROXY STATEMENT OF
JOHN HANCOCK FUNDS II

ABSOLUTE RETURN CURRENCY FUND

ALTERNATIVE ASSET ALLOCATION FUND

BLUE CHIP GROWTH FUND

CAPITAL APPRECIATION FUND

CAPITAL APPRECIATION VALUE FUND

CORE BOND FUND

EMERGING MARKETS DEBT FUND

EMERGING MARKETS FUND

EQUITY INCOME FUND

FLOATING RATE INCOME FUND

FUNDAMENTAL ALL CAP CORE FUND

FUNDAMENTAL GLOBAL FRANCHISE FUND

GLOBAL EQUITY FUND

HEALTH SCIENCES FUND

HIGH YIELD FUND

INTERNATIONAL SMALL COMPANY FUND

INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND

MID VALUE FUND

MULTI-ASSET ABSOLUTE RETURN FUND

MULTI-ASSET HIGH INCOME FUND (FORMERLY INCOME ALLOCATION FUND)

MULTI-INDEX 2010 LIFETIME PORTFOLIO

MULTI-INDEX 2015 LIFETIME PORTFOLIO

MULTI-INDEX 2020 LIFETIME PORTFOLIO

MULTI-INDEX 2025 LIFETIME PORTFOLIO

MULTI-INDEX 2030 LIFETIME PORTFOLIO

MULTI-INDEX 2035 LIFETIME PORTFOLIO

MULTI-INDEX 2040 LIFETIME PORTFOLIO

MULTI-INDEX 2045 LIFETIME PORTFOLIO

MULTI-INDEX 2050 LIFETIME PORTFOLIO

MULTI-INDEX 2055 LIFETIME PORTFOLIO

MULTI-INDEX 2060 LIFETIME PORTFOLIO

MULTI-INDEX 2065 LIFETIME PORTFOLIO

MULTI-INDEX 2025 PRESERVATION PORTFOLIO

MULTI-INDEX 2030 PRESERVATION PORTFOLIO

MULTI-INDEX 2035 PRESERVATION PORTFOLIO

MULTI-INDEX 2040 PRESERVATION PORTFOLIO

MULTI-INDEX 2045 PRESERVATION PORTFOLIO

MULTI-INDEX 2050 PRESERVATION PORTFOLIO

MULTI-INDEX 2055 PRESERVATION PORTFOLIO

MULTI-INDEX 2060 PRESERVATION PORTFOLIO

MULTI-INDEX 2065 PRESERVATION PORTFOLIO

MULTI-INDEX INCOME PRESERVATION PORTFOLIO

MULTI-INDEX LIFESTYLE AGGRESSIVE PORTFOLIO

MULTI-INDEX LIFESTYLE BALANCED PORTFOLIO

MULTI-INDEX LIFESTYLE CONSERVATIVE PORTFOLIO

MULTI-INDEX LIFESTYLE GROWTH PORTFOLIO

MULTI-INDEX LIFESTYLE MODERATE PORTFOLIO

MULTIMANAGER 2010 LIFETIME PORTFOLIO

MULTIMANAGER 2015 LIFETIME PORTFOLIO

MULTIMANAGER 2020 LIFETIME PORTFOLIO

MULTIMANAGER 2025 LIFETIME PORTFOLIO

MULTIMANAGER 2030 LIFETIME PORTFOLIO

MULTIMANAGER 2035 LIFETIME PORTFOLIO

MULTIMANAGER 2040 LIFETIME PORTFOLIO

MULTIMANAGER 2045 LIFETIME PORTFOLIO

MULTIMANAGER 2050 LIFETIME PORTFOLIO

MULTIMANAGER 2055 LIFETIME PORTFOLIO

MULTIMANAGER 2060 LIFETIME PORTFOLIO

MULTIMANAGER 2065 LIFETIME PORTFOLIO

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

NEW OPPORTUNITIES FUND

OPPORTUNISTIC FIXED INCOME FUND (FORMERLY GLOBAL BOND FUND)

REAL ESTATE SECURITIES FUND

SCIENCE & TECHNOLOGY FUND

SHORT DURATION CREDIT OPPORTUNITIES FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

STRATEGIC INCOME OPPORTUNITIES FUND

U.S. SECTOR ROTATION FUND

30

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022

Appendix A	John Hancock Funds Procedures for the Selection of Independent Trustees
Appendix B	Outstanding Shares and Share Ownership
Exhibit A	Procedures for the Selection of New Independent Trustees

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street
Boston, MA 02116
1-800-225-5291

www.jhinvestments.com

31

Appendix A - John Hancock Funds Procedures for the Selection of Independent Trustees

1.       Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.       Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.       Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.       Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.       Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

A-1

Appendix B - Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Advisor or its affiliates.

Fund	Share Class	Outstanding Shares
Absolute Return Currency Fund	A	943,548.419
	C	53,603.218
	I	10,130,578.245
	NAV	42,170,753.873
	R6	18,351.616
Alternative Asset Allocation Fund	A	4,710,002.195
	C	769,403.864
	I	31,568,853.806
	R2	65,601.100
	R4	7,637.344
	R6	1,842,184.348
Blue Chip Growth Fund	1	40,706,393.337
	A	20,918,160.358
	C	1,686,396.601
	NAV	29,754,430.766
Capital Appreciation Fund	1	46,267,270.737
	NAV	74,226,893.903
Capital Appreciation Value Fund	NAV	139,976,991.143
Core Bond Fund	1	12,119,248.403
	NAV	126,548,201.934
Emerging Markets Debt Fund	A	220,492.709
	C	37,438.165
	I	2,545,191.772
	NAV	126,311,461.040
	R2	5,087.187
	R6	239,806.753
Emerging Markets Fund	A	4,104,162.818
	C	139,405.903
	I	3,255,031.641
	NAV	7,185,645.759
	R6	69,231.801
Equity Income Fund	1	9,368,875.851
	A	5,590,078.725
	C	122,724.743
	NAV	78,566,154.701
Floating Rate Income Fund	1	2,059,256.405
	A	19,753,209.021
	C	2,570,207.809
	I	68,021,626.608
B-1

	NAV	111,957,265.755
	R6	66,052,235.288
Fundamental All Cap Core Fund	A	3,415,606.181
	C	393,220.109
	I	4,529,547.934
	R2	4,690.184
	R4	3,061.439
	R6	2,212,164.549
Fundamental Global Franchise Fund	A	500,146.038
	I	6,926,445.193
	NAV	29,843,614.617
	R6	1,007,551.558
Global Equity Fund	A	4,478,655.742
	C	195,925.123
	I	1,746,185.742
	NAV	52,056,442.982
	R2	9,292.470
	R4	5,112.014
	R6	8,055,677.687
Health Sciences Fund	NAV	71,935,405.398
High Yield	1	30,627,264.045
International Small Company Fund	A	5,777,953.822
	C	80,192.871
	I	188,431.932
	NAV	54,330,450.321
	R6	6,547,783.182
International Strategic Equity Allocation Fund	NAV	461,266,215.045
Mid Value Fund	NAV	82,709,991.283
Multi-Asset Absolute Return Fund	A	4,416,573.637
	C	1,352,082.753
	I	22,078,645.861
	NAV	7,729,141.741
	R2	111,465.691
	R6	22,314,904.534
Multi-Asset High Income Fund	A	454,524.386
	C	71,954.331
	I	137,853.462
	NAV	13,151,851.847
	R6	109,654.608
Multi-Index 2010 Lifetime Portfolio	1	3,395,575.429
	A	256,130.247
	R6	664,334.594
	R4	22,387.570
Multi-Index 2015 Lifetime Portfolio	1	3,333,028.247
	A	1,208,166.145
	R6	1,757,161.980
B-2

	R4	59,837.948
Multi-Index 2020 Lifetime Portfolio	1	11,391,711.308
	A	4,974,173.529
	R6	4,263,695.331
	R4	365,466.861
Multi-Index 2025 Lifetime Portfolio	R6	7,951,117.187
	1	24,151,314.634
	A	7,166,214.796
	R4	582,865.694
Multi-Index 2025 Preservation Portfolio	1	74,747,506.068
	I	2,093,639.429
	R2	11,825.946
	R4	8,715.795
	R6	1,201,962.935
Multi-Index 2030 Lifetime Portfolio	R6	9,098,082.931
	1	30,018,459.169
	A	5,154,329.072
	R4	919,294.455
Multi-Index 2030 Preservation Portfolio	1	84,455,313.550
	I	3,015,064.351
	R2	74,849.821
	R4	80,546.432
	R6	2,454,845.546
Multi-Index 2035 Lifetime Portfolio	R6	9,672,241.326
	1	27,996,318.873
	A	4,189,028.089
	R4	825,486.650
Multi-Index 2035 Preservation Portfolio	1	76,445,982.778
	I	2,122,365.420
	R2	44,603.507
	R4	4,317.563
	R6	1,723,328.088
Multi-Index 2040 Lifetime Portfolio	R6	8,693,588.308
	1	22,381,596.111
	A	3,440,464.875
	R4	593,873.446
Multi-Index 2040 Preservation Portfolio	1	58,860,221.051
	I	1,457,862.490
	R2	45,384.760
	R4	17,650.453
	R6	1,949,001.488
Multi-Index 2045 Lifetime Portfolio	R6	9,772,628.055
	1	19,326,803.323
	A	3,259,660.189
	R4	548,431.141
Multi-Index 2045 Preservation Portfolio	1	49,343,794.215
B-3

	I	1,886,124.590
	R2	83,712.951
	R4	4,718.531
	R6	1,094,604.270
Multi-Index 2050 Lifetime Portfolio	R6	7,869,695.893
	1	14,157,096.276
	A	2,641,213.685
	R4	535,750.360
Multi-Index 2050 Preservation Portfolio	1	45,178,251.654
	I	486,065.565
	R2	80,892.232
	R4	112,374.245
	R6	1,601,661.115
Multi-Index 2055 Lifetime Portfolio	R6	5,421,822.046
	1	11,351,744.415
	A	1,634,689.862
	R4	374,075.412
Multi-Index 2055 Preservation Portfolio	1	29,233,430.640
	I	548,768.664
	R2	4,220.180
	R4	4,660.782
	R6	468,256.747
Multi-Index 2060 Lifetime Portfolio	R4	145,508.597
	1	5,264,266.810
	A	732,565.529
	R6	2,228,712.894
Multi-Index 2060 Preservation Portfolio	1	14,656,149.827
	I	3,328.895
	R2	63,079.158
	R4	17,315.917
	R6	307,785.148
Multi-Index 2065 Lifetime Portfolio	1	1,167,421.490
	A	118,441.857
	R4	22,203.312
	R6	28,458.015
Multi-Index 2065 Preservation Portfolio	1	2,127,339.231
	I	3,885.004
	R2	5,000.000
	R4	5,000.000
	R6	5,172.240
Multi-Index Income Preservation Portfolio	1	49,535,675.770
	I	738,417.217
	R2	119,684.396
	R4	59,774.885
	R6	1,487,384.059
Multi-Index Lifestyle Aggressive Portfolio	1	33,540,592.606
B-4

	A	3,253,244.917
	R6	1,133,261.583
Multi-Index Lifestyle Balanced Portfolio	1	79,456,822.642
	A	9,978,540.349
	R6	1,459,441.893
Multi-Index Lifestyle Conservative Portfolio	1	20,541,238.016
	A	5,096,946.788
	R6	294,454.328
Multi-Index Lifestyle Growth Portfolio	1	76,604,197.960
	A	6,448,038.007
	R6	1,681,873.715
Multi-Index Lifestyle Moderate Portfolio	1	24,033,263.054
	A	4,527,747.005
	R6	460,475.499
Multimanager 2010 Lifetime Portfolio	1	11,411,010.325
	A	5,589,535.991
	I	78,239.634
	R2	69,643.701
	R4	6,826.522
	R5	216,809.543
	R6	1,272,415.987
Multimanager 2015 Lifetime Portfolio	1	13,314,276.708
	A	11,167,725.584
	I	185,820.596
	R2	78,849.791
	R4	1,074.119
	R5	68,255.286
	R6	1,230,907.648
Multimanager 2020 Lifetime Portfolio	1	41,540,321.620
	A	21,192,477.582
	I	51,847.021
	R2	635,386.528
	R4	29,642.241
	R5	919,391.641
	R6	3,808,149.962
Multimanager 2025 Lifetime Portfolio	1	80,035,537.096
	A	22,602,369.067
	I	249,287.504
	R2	1,019,264.214
	R4	70,474.212
	R5	788,993.078
	R6	6,843,592.844
Multimanager 2030 Lifetime Portfolio	1	87,678,923.983
	A	23,145,726.417
	I	193,059.700
	R2	914,810.009
B-5

	R4	78,936.632
	R5	863,781.308
	R6	8,651,549.168
Multimanager 2035 Lifetime Portfolio	1	73,459,441.825
	A	18,924,667.899
	I	3,906.225
	R2	808,209.163
	R4	15,769.131
	R5	743,893.881
	R6	6,909,906.459
Multimanager 2040 Lifetime Portfolio	1	60,483,176.245
	A	15,536,533.079
	I	54,629.804
	R2	504,919.678
	R4	35,360.370
	R5	484,147.201
	R6	6,067,627.631
Multimanager 2045 Lifetime Portfolio	1	58,216,737.347
	A	13,559,164.938
	I	27,416.921
	R2	537,480.397
	R4	22,877.955
	R5	452,970.816
	R6	5,649,922.544
Multimanager 2050 Lifetime Portfolio	1	32,126,316.052
	A	6,586,429.483
	I	9,915.781
	R2	360,577.475
	R4	114,893.050
	R5	209,204.335
	R6	4,354,209.018
Multimanager 2055 Lifetime Portfolio	1	22,444,504.473
	A	2,731,592.196
	I	13,082.908
	R2	82,523.602
	R4	4,082.000
	R5	260,504.314
	R6	2,941,366.301
Multimanager 2060 Lifetime Portfolio	1	12,985,354.037
	A	790,592.672
	I	3,904.000
	R2	52,357.245
	R4	5,873.186
	R5	94,747.862
	R6	1,361,780.982
Multimanager 2065 Lifetime Portfolio	1	2,236,724.384
B-6

	A	17,084.949
	I	5,000.000
	R2	5,000.000
	R4	5,000.000
	R5	6,107.298
	R6	134,284.179
Multimanager Lifestyle Aggressive Portfolio	1	180,112,661.715
	A	38,632,428.470
	C	3,039,066.490
	I	615,725.313
	R2	846,464.868
	R4	265,676.791
	R5	224,669.390
	R6	3,629,730.505
Multimanager Lifestyle Balanced Portfolio	1	462,186,947.879
	A	142,789,424.298
	C	8,832,171.072
	I	2,643,162.379
	R2	1,681,978.082
	R4	482,048.176
	R5	1,100,198.803
	R6	8,622,546.928
	5	12,062,170.093
Multimanager Lifestyle Conservative Portfolio	1	102,482,241.361
	A	62,350,960.257
	C	3,663,918.097
	I	1,757,208.607
	R2	589,153.378
	R4	170,481.964
	R5	194,495.507
	R6	1,303,234.453
Multimanager Lifestyle Growth Portfolio	1	471,222,390.299
	5	25,553,264.911
	A	131,184,819.089
	C	9,749,794.167
	I	2,469,507.212
	R2	1,848,673.184
	R4	274,501.655
	R5	437,173.177
	R6	8,822,744.150
Multimanager Lifestyle Moderate Portfolio	1	131,444,363.343
	A	59,615,445.038
	C	4,107,178.502
	I	1,339,296.296
	R2	690,290.841
	R4	205,452.352
B-7

	R5	815,045.339
	R6	2,094,630.047
	5	4,976,268.933
New Opportunities Fund	1	971,344.063
	A	10,507,773.328
	C	88,796.552
	I	476,426.780
	R2	8,570.049
	R4	2,416.890
	R6	13,171.236
Opportunistic Fixed Income Fund	1	5,687,380.291
	A	3,917,793.775
	C	179,402.218
	I	686,649.921
	R6	90,396.335
Real Estate Securities Fund	1	23,124,931.073
	A	571,177.503
	C	6,641.030
	I	619,545.266
	R6	52,549.824
Science & Technology Fund	NAV	111,146,071.173
Small Cap Growth Fund	A	1,312,938.133
	C	14,025.235
	I	71,895.862
	NAV	30,829,594.366
	R6	19,635.468
	A	1,913,614.368
	I	2,998,905.907
	R6	1,335,403.019
	NAV	23,334,159.595
Strategic Income Opportunities Fund	A	33,578,184.051
	C	4,822,096.195
	I	179,456,864.279
	NAV	177,966,707.641
	R2	515,636.353
	R6	18,186,316.594
U.S. Sector Rotation Fund	NAV	533,169,725.534

To the best knowledge of the Trust, as of the Record Date, the following shareholders (principal holders) owned beneficially or of record 5% or more of the outstanding shares of the Funds and classes stated below. A shareholder who owns beneficially more than 25% of a Fund or any class of a Fund is deemed to be a control person of that Fund or that class of the Fund, as applicable, and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that Fund or that share class, as applicable.

B-8

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
ABSOLUTE RETURN CURRENCY	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	32.63%	RECORD
	A	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	25.19%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.48%	RECORD
	A	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	8.51%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	39.00%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	37.02%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.47%	RECORD
	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24.29%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.21%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.48%	RECORD
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	35.27%	BENEFICIAL
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	29.33%	BENEFICIAL
ABSOLUTE RETURN CURRENCY	R6	J P MORGAN SECURITIES LLC 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	16.29%	RECORD
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.73%	RECORD
	R6	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	6.81%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
ALTERNATIVE ASSET ALLOCATION	A	WELLS FARGO CLEARING 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.49%	RECORD
B-9

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.00%	RECORD
	A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.62%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.33%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.90%	RECORD
	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7.79%	RECORD
	A	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	5.74%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.30%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.97%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.64%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	12.79%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.72%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.99%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47.23%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.39%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.88%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7.54%	RECORD
	R2	CAPITAL BANK & TRUST CO TTEE FBO 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	18.08%	BENEFICIAL
B-10

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	13.17%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.17%	BENEFICIAL
	R2	MG TRUST COMPANY TRUSTEE 717 17TH ST STE 1300 DENVER CO 80202-3304	9.22%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	7.52%	BENEFICIAL
	R2	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	6.41%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.41%	BENEFICIAL
	R4	RELIANCE TRUST COMPANY 450 FASHION AVE FL 38 NEW YORK NY 10123-0101	60.59%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	20.40%	RECORD
	R4	MATRIX TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	19.01%	BENEFICIAL
	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) 200 BERKELEY ST BOSTON MA 02116-5022	26.90%	BENEFICIAL
	R6	ING NATIONAL TRUST GORDON ELROD 1 ORANGE WAY WINDSOR CT 06095-4773	12.17%	BENEFICIAL
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11.02%	RECORD
	R6	ING LIFE INSURANCE & ANNUITY CO LISA GILARDE 1 ORANGE WAY WINDSOR CT 06095-4773	5.91%	BENEFICIAL
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.21%	RECORD
BLUE CHIP GROWTH	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	62.61%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	29.19%	RECORD
B-11

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.24%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.89%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.37%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.38%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
CAPITAL APPRECIATION	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	69.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	7.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	6.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	5.00%	BENEFICIAL
CAPITAL APPRECIATION	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	99.00%	BENEFICIAL
CORE BOND FUND	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	61.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	11.00%	BENEFICIAL
B-12

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	8.00%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
EMERGING MARKETS	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	75.19%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37.94%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	20.33%	RECORD
	C	JOHN HANCOCK LIFE & HEALTH INS CO PO BOX 2159 SOUTHAMPTON NY 11969-2159	8.88%	BENEFICIAL
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.97%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	80.62%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.01%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	43.94%	RECORD
	R6	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17.83%	RECORD
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.50%	RECORD
	R6	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 15456-9989	8.24%	RECORD
	NAV	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	24.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	22.00%	BENEFICIAL
	NAV	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	16.00%	BENEFICIAL
B-13

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	NAV	T ROWE PRICE SERVICES INC ALASKA COLLEGE SAVINGS TRUST PORTFOLIO 2033-2036 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	13.00%	BENEFICIAL
EMERGING MARKETS DEBT	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.48%	RECORD
	A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.05%	RECORD
	A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.59%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.09%	RECORD
	C	JOHN HANCOCK LIFE & HEALTH INS CO 334 FLYING POINT RD WATER MILL NY 11976-3406	35.56%	BENEFICIAL
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.49%	RECORD
	C	STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2188	10.30%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.26%	RECORD
	C	MICHAEL J HOPP ERIKA L HOPP JT WROS 1127 FOXHOLLOW LN CLINTON OH 44216-8611	6.50%	BENEFICIAL
	C	JOHN HANCOCK LIFE & HEALTH INS CO 6 LEDGE RD CUMB FORESIDE ME 04110-1107	6.03%	BENEFICIAL
	I	MLPF& S 97C55 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	52.89%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	38.64%	RECORD
	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	100.00%	RECORD
	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	27.01%	RECORD
	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS ST6 200 BERKELEY ST BOSTON MA 02116-5022	26.72%	RECORD
B-14

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	MANULIFE INVESTMENT MANAGEMENT (US) 197 CLARENDON ST BOSTON MA 02116-5010	19.87%	RECORD
	R6	MANULIFE ASSET MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	17.09%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
EQUITY INCOME	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	78.06%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	51.97%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.63%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.20%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
FLOATING RATE INCOME	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	38.85%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.40%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.61%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.08%	RECORD
	A	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.86%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	21.72%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.63%	RECORD
B-15

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.30%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.02%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.18%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.54%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.94%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	22.36%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.05%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.19%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.72%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.67%	RECORD
	R6	BAIN CAPITAL CREDIT MANAGED ACCOUNT 200 CLARENDON STREET BOSTON MA 02116-5021	71.79%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	18.81%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
FUNDAMENTAL ALL CAP CORE	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	21.25%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	10.06%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	41.25%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.79%	RECORD
B-16

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.79%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	6.12%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.57%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.45%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	36.89%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	35.71%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.68%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.80%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	45.37%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	22.74%	RECORD
	R2	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.82%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.15%	BENEFICIAL
	R4	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	83.41%	RECORD
	R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	11.67%	BENEFICIAL
	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	72.54%	RECORD
	R6	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	9.93%	RECORD
B-17

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	MANULIFE ASSET MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	6.29%	RECORD
	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	5.75%	RECORD
FUNDAMENTAL GLOBAL FRANCHISE	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.63%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.12%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	95.34%	RECORD
	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	29.45%	BENEFICIAL
	R6	MANULIFE ASSET MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	27.39%	BENEFICIAL
	R6	MANULIFE INVESTMENT MANAGEMENT (US) 197 CLARENDON ST BOSTON MA 02116-5010	21.85%	BENEFICIAL
	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) 200 BERKELEY ST BOSTON MA 02116-5022	11.06%	RECORD
	R6	JONATHAN T WHITE 227 WATERMAN HILL RD NORWICH VT 05055-9687	10.07%	BENEFICIAL
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
GLOBAL EQUITY	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	11.01%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.80%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.17%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.94%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.79%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.44%	RECORD
B-18

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.53%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.50%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.42%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	30.74%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	23.56%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.36%	RECORD
	I	UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.90%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.23%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	56.35%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	25.91%	BENEFICIAL
	R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	7.89%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	77.39%	RECORD
	R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	16.12%	BENEFICIAL
	R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	6.49%	RECORD
	R6	NORTHERN TR CO CUST PO BOX 92956 CHICAGO IL 60675-2956	69.89%	BENEFICIAL
	R6	SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13.40	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
B-19

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
HEALTH SCIENCES	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
HIGH YIELD	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	27.08%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.45%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.87%	RECORD
	A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.80%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	18.38%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.65%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.30%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.63%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.63%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7.69%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.15%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.55%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.70%	RECORD
	I	RELIANCE TRUST CO PO BOX 78446 ATLANTA GA 30357-2446	10.92%	BENEFICIAL
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.89%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.46%	RECORD
B-20

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.45%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.45%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	87.37%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	98.00%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
INTERNATIONAL SMALL COMPANY	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	94.09%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	80.52%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	41.71%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	31.21%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.48%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.91%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	99.42%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
INTERNATIONAL STRATEGIC EQUITY ALLOCATION FUND	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
MID VALUE FUND	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
MULTI-ASSET ABSOLUTE RETURN FUND	A	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	13.70%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.66%	RECORD
B-21

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.16%	RECORD
	A	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.09%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.62%	RECORD
	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.36%	RECORD
	A	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.37%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	28.10%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.50%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.04%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.27%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.47%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.17%	RECORD
	C	UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.49%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	35.39%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.22%	RECORD
	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.25%	RECORD
	I	UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	10.06%	RECORD
	I	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	7.32%	RECORD
B-22

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.16%	RECORD
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	9.86%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	9.02%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.80%	BENEFICIAL
	R6	JP MORGAN SECURITIES LLC 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	47.32%	RECORD
	R6	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	34.54%	RECORD
	R6	MARIL & CO 4900 W BROWN DEER RD MAILCODE: BDIN ATTN: MF MILWAUKEE WI 53223-2422	7.61%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BNEFICIAL
MULTI-ASSET HIGH INCOME	A	JOHN HANCOCK LIFE & HEALTH INS CO 610 EDGEWATER AVE OCEANSIDE CA 92057-4658	6.14%	BENEFICIAL
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.71%	RECORD
	A	JOHN HANCOCK LIFE & HEALTH INS CO 15 WOODCREST DR HOPEWELL JCT NY 12533-6331	5.31%	BENEFICIAL
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	23.35%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	20.02%	RECORD
	C	JOHN HANCOCK LIFE & HEALTH INS CO 633 OLMSTEAD AVE APT 5G BRONX NY 10473-1709	11.55%	BENEFICIAL
	C	JOHN HANCOCK LIFE & HEALTH INS CO 1972 GRANT ST DUBUQUE IA 52002-3747	9.50%	BENEFICIAL
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.01%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	61.36%	RECORD
B-23

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	25.83%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.96%	RECORD
	R6	MANULIFE ASSET MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	51.90%	BENEFICIAL
	R6	MANULIFE INVESTMENT MANAGEMENT (US) 197 CLARENDON ST BOSTON MA 02116-5010	36.65%	RECORD
	R6	MANULIFE INVESTMENT MANAGEMENT (US) LLC 197 CLARENDON ST BOSTON MA 02116-5010	7.65%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
MULTI-INDEX 2025 PRESERVATION	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.82%	RECORD
MULTI INDEX 2025 PRESERVATION PORTFOLIO	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	46.03%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	34.57%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.94%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	41.46%	RECORD
	R4	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	36.99%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	21.55%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	59.03%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	11.21%	BENEFICIAL
	R6	HAND BENEFITS & TRUST CO 6 RHOADS DR STE 7 UTICA NY 13502-6317	7.67%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	92.00%	BENEFICIAL
B-24

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	8.00%	BENEFICIAL
MULTI-INDEX 2030 PRESERVATION	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.89%	RECORD
MULTI INDEX 2030 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	43.79%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16.90%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	14.20%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.58%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.19%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	82.61%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	17.39%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	37.99%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	31.41%	BENEFICIAL
	R6	HAND BENEFITS & TRUST CO 6 RHOADS DR STE 7 UTICA NY 13502-6317	6.44%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
MULTI- INDEX 2035 PRESERVATION	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.85%	RECORD
MULTI INDEX 2035 PRESERVATION PORTFOLIO	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	59.60%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.54%	BENEFICIAL
B-25

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.08%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY 217897 PO BOX 10758 FARGO ND 58106-0758	5.81%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.64%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	74.62%	RECORD
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	25.38%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	65.45%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	7.63%	BENEFICIAL
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	5.04%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
MULTI-INDEX 2040 PRESERVATION PORTFOLIO	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.79%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	59.98%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	24.47%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.70%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	42.15%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	40.02%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	17.83%	RECORD
B-26

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	59.55%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	17.66%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	92.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	8.00%	BENEFICIAL
MULTI-INDEX 2045 PRESERVATION PORTFOLIO	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.84%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	28.74%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26.75%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.68%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.53%	RECORD
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	66.12%	RECORD
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	33.88%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	53.31%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	14.07%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
MULTI-INDEX 2050 PRESERVATION PORTFOLIO	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.32%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	20.89%	BENEFICIAL
B-27

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	20.54%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16.33%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	15.86%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.63%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.21%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	78.11%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	21.89%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	38.77%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	33.99%	BENEFICIAL
MULTI INDEX 2050 PRESERVATION PORTFOLIO	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	8.17%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
MULTI-INDEX 2055 PRESERVATION PORTFOLIO	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.32%	RECORD
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	99.70%	RECORD
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	86.25%	RECORD
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	13.75%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	61.18%	RECORD
B-28

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	20.79%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00	BENEFICIAL
MULTI-INDEX 2060 PRESERVATION PORTFOLIO	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
MULTI INDEX 2060 PRESERVATION PORTFOLIO	R2	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	82.74%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.32%	BENEFICIAL
	R4	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	48.55%	RECORD
	R4	HAND BENEFITS & TRUST CO 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	26.74%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	23.10%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	53.59%	RECORD
	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	22.06%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTI-INDEX 2065 PRESERVATION	I	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
MULTI INDEX 2065 PRESERVATION PORTFOLIO	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
B-29

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	96.32%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTI-INDEX INCOME PRESERVATION PORTFOLIO	I	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	99.43%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	62.91%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	14.00%	BENEFICIAL
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	12.29%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.63%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	69.08%	BENEFICIAL
	R4	HAND BENEFITS & TRUST CO TTEE 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	29.33%	BENEFICIAL
MULTI INDEX INCOME PRESERVATION PORTFOLIO	R6	HAND BENEFITS AND TRUST CO TRST 820 GESSNER RD STE 1250 HOUSTON TX 77024-4543	35.16%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	31.87%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.40%	RECORD
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.05%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	91.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	9.00%	BENEFICIAL
MULTI INDEX LIFESTYLE AGGRESSIVE PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO 34287 N HAVERTON DR GURNEE IL 60031-4281	7.08%	BENEFICIAL
B-30

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	59.43%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	22.96%	RECORD
	R6	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	11.93%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTI INDEX LIFESTYLE BALANCED PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	88.53%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	9.37%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTI INDEX LIFESTYLE CONSERVATIVE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	79.82%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	12.66%	RECORD
	R6	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	6.44%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
MULTI INDEX LIFESTYLE GROWTH PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	78.24%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	14.67%	RECORD
	R6	MATRIX TRUST COMPANY 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	5.41%	BENEFICIAL
B-31

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTI INDEX LIFESTYLE MODERATE PORTFOLIO	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	85.74%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	10.73%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
MULTI INDEX 2010 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO 2308 DESPAUX DR CHALMETTE LA 70043-5808	10.14%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 305 N HIGHLAND RIDGE CT CHELSEA AL 35043-6537	8.54%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 3317 CHAMPAIGN AVE MATTOON IL 61938-2128	7.81%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 246 EMERSON DR LAFAYETTE HL PA 19444-1346	7.01%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 8158 MEDFORD ST VENTURA CA 93004-4032	6.30%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 438 UNIVERSITY DR SEVERN MD 21144-2826	6.13%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 826 SCHRAMLING RD CORRY PA 16407-2742	5.09%	BENEFICIAL
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	70.91%	RECORD
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	21.19%	RECORD
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	7.91%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	40.50%	RECORD
B-32

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	26.18%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	19.31%	RECORD
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.33%	BENEFICIAL
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.49%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
MULTI INDEX 2015 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	70.90%	BENEFICIAL
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	28.61%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	54.90%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE F 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	28.48%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	14.58%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
MULTI INDEX 2020 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO THE MAY INSTITUTE INC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	31.97%	BENEFICIAL
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	31.65%	RECORD
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	21.99%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.08%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	50.97%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	30.52%	RECORD
B-33

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.21%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTI INDEX 2025 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	36.37%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	25.08%	BENEFICIAL
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	23.90%	RECORD
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.86%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	62.79%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	16.47%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.61%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.19%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
MULTI INDEX 2030 LIFETIME PORTFOLIO	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	35.70%	RECORD
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	31.94%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	19.06%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.36%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	64.87%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	12.86%	RECORD
B-34

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.31%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.36%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	44.46%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.21%	RECORD
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	17.35%	BENEFICIAL
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	12.67%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	49.03%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29.31%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.67%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.69%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
MULTI INDEX 2040 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	71.64%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	17.04%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.02%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44.26%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	35.40%	RECORD
B-35

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.39%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTI INDEX 2045 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	44.63%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	24.09%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	19.25%	RECORD
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	12.00%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	58.63%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.94%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
MULTI INDEX 2050 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO 6886 FIELDSTONE DR BURR RIDGE IL 60527-6967	5.23%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	62.17%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	24.55%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.60%	RECORD
	R4	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	6.60%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	64.85%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.99%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
B-36

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
MULTI INDEX 2055 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	33.38%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	46.48%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.97%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	61.97%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.25%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTI INDEX 2060 LIFETIME PORTFOLIO	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	59.71%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY PO BOX 7876 FORT WAYNE IN 46801-7876	21.67%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.62%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	51.41%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	36.59%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTI INDEX 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO 25524 1800 N AVENUE PRINCETON IL 61356-8582	17.17%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 25524 1800 N AVENUE PRINCETON IL 61356-8582	16.80%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 327 E F ST ELMWOOD NE 68349-6121	9.41%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 16472 SW WILLOW DR SHERWOOD OR 97140-6241	6.98%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 9313 BELLBECK RD PARKVILLE MD 21234-1500	6.17%	BENEFICIAL
B-37

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	A	JOHN HANCOCK LIFE & HEALTH INS CO 10554 W ALTADENA DR CASA GRANDE AZ 85194-7458	5.64%	BENEFICIAL
	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO THE MAY INSTITUTE INC 403B PO BOX 7876 FORT WAYNE IN 46801-7876	77.48%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	22.52%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	79.22%	RECORD
	R6	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	17.54%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER 2010 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	60.01%	RECORD
	I	JANNEY MONTGOMERY SCOTT LLC 1717 ARCH ST PHILADELPHIA PA 19103-2713	33.58%	RECORD
	I	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	6.41%	RECORD
	R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	63.44%	BENEFICIAL
	R2	MATRIX TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	11.21%	BENEFICIAL
	R2	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.59%	RECORD
	R4	GREAT-WEST TRUST COMPANY LLC TTEE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	100.00%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	89.23%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.77%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.93%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	23.99%	RECORD
B-38

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	10.85%	BENEFICIAL
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.16%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 8-111-5002	6.93%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
MULTIMANAGER 2015 LIFETIME PORTFOLIO	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	49.60%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	44.75%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.65%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	19.66%	RECORD
	R2	MG TRUSTCO 717 17TH ST STE 1300 DENVER CO 80202-3304	13.36%	BENEFICIAL
	R2	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.36%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.93%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	9.68%	RECORD
	R2	MG TRUSTCO CUST FBO HORTONVILLE AREA SCHOOL DIST 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	6.18%	BENEFICIAL
	R2	MG TRUSTCO CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	6.08%	BENEFICIAL
	R4	JOHN HANCOCK INVESTMENT MANAGEMENT LLC 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	56.34%	RECORD
B-39

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R5	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	21.06%	RECORD
	R5	MID ATLANTIC TRUSTCO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	11.77%	BENEFICIAL
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.52%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	25.32%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.78%	RECORD
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.61%	BENEFICIAL
	R6	MID ATLANTIC TRUST COMPANY FBO WESTON DENTAL SPECIALISTS GROU 401( 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13.36%	BENEFICIAL
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.69%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.00%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTIMANAGER 2020 LIFETIME PORTFOLIO	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	31.74%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	27.52%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.45%	RECORD
	I	RBC CAPITAL MARKETS LLC 250 NICOLLETT MALL STE 1800 MINNEAPOLIS MN 55401-1931	7.21%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.55%	RECORD
B-40

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.35%	RECORD
	R2	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	19.81%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.78%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.58%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	6.64%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	6.19%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	5.92%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5.90%	BENEFICIAL
	R4	GREAT-WEST TRUST COMPANY LLC TTEE 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	74.90%	RECORD
	R4	MG TRUSTCO 717 17TH ST STE 1300 DENVER CO 80202-3304	25.10%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	52.49%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	32.74%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	12.77%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	56.73%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.34%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 801`11-5002	6.15%	BENEFICIAL
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.78%	BENEFICIAL
B-41

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	94.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	6.00%	BENEFICIAL
MULTIMANAGER 2025 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	48.85%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	41.11%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	18.50%	RECORD
	R2	MG TRUSTCO CORP 717 17TH ST STE 1300 DENVER CO 80202-3304	10.42%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	7.89%	BENEFICIAL
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.63%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	5.57%	BENEFICIAL
	R4	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	58.93%	BENEFICIAL
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	30.51%	BENEFICIAL
	R4	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	7.37%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	54.86%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22.41%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	21.29%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	50.14%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.03%	RECORD
B-42

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.53%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.67%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER 2030 LIFETIME PORTFOLIO	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	61.41%	RECORD
	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	14.13%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.37%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.61%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	10.57%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.53%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.23%	BENEFICIAL
	R2	MATRIX TRUST COMPANY 35 IRON POINT CIR FOLSOM CA 95630-8587	6.67%	BENEFICIAL
	R2	PAI TRUST COMPANY INC 1300 ENTERPRISE DR DE PERE WI 54115-4934	6.41%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	5.48%	RECORD
	R4	GREAT-WEST TRUST COMPANY LLC TTEE ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	75.05%	RECORD
	R4	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	16.34%	BENEFICIAL
	R4	MG TRUSTCO CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	5.83%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	65.55%	RECORD
B-43

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	16.93%	RECORD
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	13.95%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 630 CANTON ST STE 100 WESTWOOD MA 02090-2324	59.30%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.95%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.80%	BENEFICIAL
	R6	STATE STREET BANK AND TRUST AS TRUSTEE ANDOR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	5.50%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER 2035 LIFETIME PORTFOLIO	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	35.02%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	31.74%	RECORD
	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	21.70%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.06%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.48%	RECORD
	R2	STATE STREET BANK AND TRUST AS TRUSTEE 1 LINCOLN ST BOSTON MA 02111-2901	23.74%	RECORD
	R2	MG TRUSTCO CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	10.16%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	9.42%	RECORD
	R2	MATRIX TRUST COMPANY AS AGENT 35 IRON POINT CIR FOLSOM CA 95630-8587	6.13%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.27%	BENEFICIAL
B-44

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	53.73%	RECORD
	R4	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	43.67%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	70.50%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	18.99%	BENEFICIAL
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.72%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	57.86%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.88%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.82%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.75%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTIMANAGER 2040 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	53.29%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.07%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.57%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.36%	RECORD
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	11.31%	RECORD
	R2	MATRIX TRUST COMPANY 35 IRON POINT CIR FOLSOM CA 95630-8587	7.46%	BENEFICIAL
B-45

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.95%	RECORD
	R2	MG TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	5.63%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.57%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.26%	BENEFICIAL
	R2	MG TRUSTCO CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	5.19%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	5.15%	BENEFICIAL
	R4	GREAT-WEST TRUST COMPANY LLC GREENWOOD VILLAGE CO 80111-5002	64.43%	RECORD
	R4	MG TRUSTCO CUST FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	21.55%	BENEFICIAL
	R4	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.26%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	53.46%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	37.18%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	58.27%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE F 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.73%	BENEFICIAL
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.05%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
MULTIMANAGER 2045 LIFETIME PORTFOLIO	I	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	68.87%	RECORD
B-46

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	14.12%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9.37%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.41%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	17.42%	BENEFICIAL
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	12.45%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.37%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.61%	RECORD
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.21%	RECORD
	R4	MG TRUSTCO CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	70.20%	BENEFICIAL
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	29.66%	BENEFICIAL
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	41.99%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	28.04%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27.08%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	51.19%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	12.82%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	12.47%	BENEFICIAL
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
B-47

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
MULTIMANAGER 2050 LIFETIME PORTFOLIO	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	50.37%	RECORD
	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	37.50%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.41%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	10.57%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.13%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	9.99%	BENEFICIAL
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	9.25%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8.08%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	7.41%	BENEFICIAL
	R4	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	99.31%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	52.89%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	40.03%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	50.20%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	14.57%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	12.11%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
B-48

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
MULTIMANAGER 2055 LIFETIME PORTFOLIO	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	52.92%	RECORD
	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	31.18%	RECORD
	I	JOHN HANCOCK LIFE & HEALTH INS CO 502 W MEYER ST THOMASBORO IL 61878-9619	7.98%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	33.99%	BENEFICIAL
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	14.82%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	11.91%	BENEFICIAL
	R2	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	11.83%	RECORD
	R2	MATRIX TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	9.30%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.14%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	100.00%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	52.76%	BENEFICIAL
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	36.66%	RECORD
	R5	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	6.90%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	62.69%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	8.73%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	6.70%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
B-49

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
MULTIMANAGER 2060 LIFETIME PORTFOLIO	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.23%	RECORD
	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	100.00%	RECORD
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	67.23%	BENEFICIAL
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	14.42%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	8.88%	BENEFICIAL
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	66.47%	RECORD
	R4	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	33.53%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	57.61%	BENEFICIAL
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31.12%	RECORD
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	7.42%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	67.08%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	7.79%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	5.20%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER 2065 LIFETIME PORTFOLIO	A	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN FOR THE IRA OF RICHARD D STRONG 2301 S MILLBEND DR APT 2307 THE WOODLANDS TX 77380-1759	5.86%	BENEFICIAL
	A	JOHN HANCOCK LIFE & HEALTH INS CO 9444 RICHMOND RD LANEXA VA 23089-8905	5.57%	BENEFICIAL
B-50

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	A	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	29.27%	RECORD
	A	JOHN HANCOCK LIFE & HEALTH INS CO 15105 GRANADA AVE LA MIRADA CA 90638-1235	8.66%	BENEFICIAL
	A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.92%	RECORD
	A	JOHN HANCOCK LIFE & HEALTH INS CO 1931 SOUTH 17TH STREET 3RD FLOOR PHILADELPHIA PA 19145-3012	7.50%	BENEFICIAL
	I	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	100.00%	RECORD
	R5	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	81.87%	RECORD
	R5	PIMS/PRUDENTIAL RETIREMENT 205 SAINT PAUL ST ROCHESTER NY 14604-1187	14.96%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	77.61%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	9.81%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 03710-1995	8.96%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	98.00%	BENEFICIAL
MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	9.27%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.54%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.49%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.63%	RECORD
B-51

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.93%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.87%	RECORD
	C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.79%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.28%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	22.17%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	18.05%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.53%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.39%	RECORD
	I	MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	10.73%	RECORD
	I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.37%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.18%	RECORD
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.70%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	7.92%	RECORD
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.52%	RECORD
	R2	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	6.29%	BENEFICIAL
	R4	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	39.80%	RECORD
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	15.37%	RECORD
B-52

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	10.89%	BENEFICIAL
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	9.77%	BENEFICIAL
	R4	MG TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	7.80%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.78%	RECORD
	R5	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	34.56%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	24.15%	RECORD
	R5	MATRIX TRUST COMPANY 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	7.35%	BENEFICIAL
	R5	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	7.20%	BENEFICIAL
	R5	MG TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	6.72%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	29.50%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	9.28%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.08%	RECORD
	R6	ING NATIONAL TRUST GORDON ELROD 1 ORANGE WAY WINDSOR CT 06095-4773	5.66%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	23.22%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.25%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.34%	RECORD
B-53

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	11.86%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.36%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.29%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.54%	RECORD
	C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.01%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.99%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12.36%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.22%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.10%	RECORD
	I	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	9.32%	RECORD
	I	MLPF&S INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	6.07%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.33%	RECORD
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	13.73%	RECORD
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	11.46%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	6.41%	RECORD
	R4	FIIOC FBO 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	5.22%	BENEFICIAL
	R4	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	25.47%	BENEFICIAL
B-54

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	LINCOLN RETIREMENT SERVICES CO PO BOX 7876 FORT WAYNE IN 46801-7876	15.87%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	10.07%	RECORD
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	7.93%	BENEFICIAL
	R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	7.66%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	49.68%	RECORD
	R5	AARON WRAY FBO HIDDEN EYES LLC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.80%	BENEFICIAL
	R5	FIIOC CUST 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	6.26%	BENEFICIAL
	R5	COUNSEL TRUST DBA MATC 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.31%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	27.43%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.51%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	8.19%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.18%	RECORD
	R6	MATRIX TRUST COMPANY PO BOX 52129 PHOENIX AZ 85072-2129	5.48%	BENEFICIAL
	5	T ROWE PRICE SERVICES INC 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL
MULTIMANAGER LIFESTYLE CONSERVATIVE	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	33.93%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	15.55%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.42%	RECORD
B-55

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.18%	RECORD
	C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.36%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.42%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.07%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	17.27%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.38%	RECORD
	I	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	16.23%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.47%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.16%	RECORD
	I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.23%	RECORD
	R2	CASANDRA HEADY TTEE 73875 STATE ROUTE 70 PORTOLA CA 96122-7071	8.97%	BENEFICIAL
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	8.01%	RECORD
	R2	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.59%	RECORD
	R2	MATC FBO PERSHING LLC 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	7.37%	BENEFICIAL
	R2	ASCENSUS TRUST COMPANY 684314 PO BOX 10758 FARGO ND 58106-0758	5.82%	BENEFICIAL
	R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	52.04%	RECORD
	R4	LINCOLN RETIREMENT SERVICES CO PO BOX 7876 FORT WAYNE IN 46801-7876	22.09%	BENEFICIAL
B-56

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	7.62%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	39.62%	RECORD
	R5	ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	15.55%	BENEFICIAL
	R5	MID ATLANTIC TRUSTCO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12.94%	BENEFICIAL
	R5	MATRIX TRUST COMPANY TTEE C/O MUTUAL FUNDS PO BOX 52129 PHOENIX AZ 85072-2129	6.62%	BENEFICIAL
	R5	MID ATLANTIC TRUSTCO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.11%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	21.75%	RECORD
	R6	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONSILLE FL 32246-6484	8.51%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC TTEE 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.65%	RECORD
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.15%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	19.03%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.04%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.93%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.31%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7.53%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.27%	RECORD
B-57

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.96%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.18%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	13.60%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.77%	RECORD
	I	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	10.76%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9.76%	RECORD
	I	MLPF&S INC FOR THE BENEFIT OF OUR CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	5.26%	RECORD
	I	RBC CAPITAL MARKETS LLC 250 NICOLLETT MALL STE 1800 MINNEAPOLIS MN 55401-1931	5.06%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	9.65%	RECORD
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	9.62%	RECORD
	R2	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	7.63%	RECORD
	R4	LINCOLN RETIREMENT SERVICES CO PO BOX 7876 FORT WAYNE IN 46801-7876	15.70%	BENEFICIAL
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14.17%	RECORD
	R4	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.82%	RECORD
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	9.90%	BENEFICIAL
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	7.08%	BENEFICIAL
B-58

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	6.96%	RECORD
	R4	FIIOC 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1999	6.84%	BENEFICIAL
	R4	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	6.62%	RECORD
	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	35.69%	RECORD
	R5	MATRIX TRUST COMPANY 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	15.33%	BENEFICIAL
	R5	DCGT 711 HIGH ST DES MOINES IA 50392-0001	11.08%	RECORD
	R5	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	7.69%	BENEFICIAL
	R5	MG TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	6.28%	BENEFICIAL
	R5	MATRIX TRUST COMPANY TTEE PO BOX 52129 PHOENIX AZ 85072-2129	5.05%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	29.75%	RECORD
	R6	ING NATIONAL TRUST GORDON ELROD 1 ORANGE WAY WINDSOR CT 06095-4773	8.24%	BENEFICIAL
	R6	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.74%	RECORD
	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 0310-1995	6.28%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.88%	RECORD
	1	JHUSA RET/PENS1 97 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	96.00%	BENEFICIAL
	5	T ROWE PRICE SERVICES INC LIFESTYLE GROWTH 529 100 E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	25.85%	RECORD
B-59

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.58%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.08%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	24.78%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	10.41%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.31%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.62%	RECORD
	C	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.16%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.94%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12.58%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.24%	RECORD
	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.95%	RECORD
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.99%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.94%	RECORD
	I	WELLS FARGO CLEARING SERVICES LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.89%	RECORD
	R2	GREAT-WEST TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	18.23%	RECORD
	R2	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	12.11%	RECORD
B-60

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	6.96%	BENEFICIAL
	R2	MATRIX TRUST COMPANY AS AGENT PO BOX 52129 PHOENIX AZ 85072-2129	6.04%	BENEFICIAL
	R2	MID ATLANTIC TRUSTCO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.59%	BENEFICIAL
	R2	MG TRUSTCO CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	5.14%	BENEFICIAL
	R4	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	55.35%	BENEFICIAL
	R4	MG TRUST COMPANY CUST 717 17TH ST STE 1300 DENVER CO 80202-3304	7.06%	BENEFICIAL
	R4	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	6.54%	RECORD
	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.08%	RECORD
	R4	GREAT-WEST TRUST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.37%	RECORD
	R5	ASCENSUS TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	47.01%	BENEFICIAL
	R5	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	15.55%	BENEFICIAL
	R5	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	11.96%	RECORD
	R5	FIIOC CUST 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	8.16%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	20.17%	RECORD
	R6	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.16%	RECORD
	R6	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.30%	RECORD
	R6	STATE STREET BANK AND TRUST 1 LINCOLN ST BOSTON MA 02111-2901	6.64%	RECORD
B-61

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.32%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	95.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	5.00%	BENEFICIAL
	5	T ROWE PRICE SERVICES INC LIFESTYLE MODERATE 529 100E PRATT ST FL 7 BALTIMORE MD 21202-1013	100.00%	BENEFICIAL
NEW OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.16%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	12.93%	RECORD
	I	UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	19.33%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	16.27%	RECORD
	I	NABANK & CO PO BOX 2180 TULSA OK 74101-2180	9.56%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.13%	RECORD
	I	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.73%	RECORD
	I	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	7.38%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.32%	RECORD
	R2	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	38.66%	RECORD
	R2	MID ATLANTIC 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	32.96%	BENEFICIAL
	R2	MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	10.69%	BENEFICIAL
B-62

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	R4	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5023	68.60%	RECORD
	R4	TD AMERITRADE INC FEBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	31.40%	RECORD
	R6	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	37.79%	BENEFICIAL
	R6	GREAT-WEST TRUST COMPANY LLC TTEE F CATHOLIC CHARITIES ARCHDIOCESE CHIC CHICAGO RETIREMENT 8515 E ORCHARD RD #2T2 GREENWOOD VLG CO 80111-5002	16.71%	BENEFICIAL
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2234	15.21%	RECORD
	R6	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	11.37%	BENEFICIAL
	R6	DCGT 711 HIGH ST DES MOINES IA 50392-0001	10.55%	RECORD
	R6	GREAT-WEST TRUST COMPANY LLC 8515 E ORHARD RD 2T2 GREENWOOD VILLAGE CO 8-111-5002	5.90%	RECORD
	NAV	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	97.00%	BENEFICIAL
OPPORTUNISTIC FIXED INCOME FUND	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	82.51%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.53%	RECORD
	C	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	38.30%	RECORD
	C	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	16.11%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.31%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8.50%	RECORD
	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.05%	RECORD
	I	MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1932	59.22%	RECORD
B-63

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.05%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.47%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	94.82%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
REAL ESTATE SECURITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	52.08%	RECORD
	C	JOHN HANCOCK LIFE INSURANCE CO USA 200 BERKELEY ST BOSTON MA 02116-5022	59.80%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	13.55%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.31%	RECORD
	C	JOHN HANCOCK LIFE & HEALTH INS CO 7991 OLD WOODS CT SPRINGBORO OH 45066-9811	7.78%	BENEFICIAL
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.75%	RECORD
	I	MLPF& S 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	43.21%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.22%	RECORD
	I	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	12.71%	RECORD
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	11.01%	RECORD
	R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	96.55%	RECORD
	1	JHUSA RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	93.00%	BENEFICIAL
B-64

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	1	JHNY RET/PENS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	7.00%	BENEFICIAL
SCIENCE & TECHNOLOGY FUND	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
SMALL CAP GROWTH FUND	C	JOHN HANCOCK LIFE LINSURANC CO USA 200 BERKELEY ST BOSTON MA 02116-5022	20.93%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15.12%	RECORD
	C	JOHN HANCOCK LIFE & HEALTH INS CO 508 3RD ST NEWPORT TN 37821-3707	12.44%	BENEFICIAL
	C	JOHN HANCOCK LIFE & HEALTH INS CO 204 PROSPECT CT PITTSBURGH PA 15229-3176	12.19%	BENEFICIAL
	C	JOHN HANCOCK LIFE & HEALTH INS CO 251 GRANDVIEW DR FORT LORAMIE OH 45845-9316	6.74%	BENEFICIAL
	C	JOHN HANCOCK LIFE & HEALTH INS CO 403 N RED ST SHERIDAN AR 72150-7669	6.19%	BENEFICIAL
	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	51.60%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	28.62%	RECORD
	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18.10%	RECORD
	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) 200 BERKELEY ST BOSTON MA 02116-5022	77.21%	RECORD
	R6	JOHN HANCOCK LIFE INSURANC CO USA 200 BERKELEY ST BOSTON MA 02116-5022	14.95%	RECORD
	R6	JOHN HANCOCK LIFE & HEALTH INS CO 40 COLONIAL DR UNIT 7 ANDOVER MA 01810-7350	5.31%	BENEFICIAL
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
SMALL CAP VALUE FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	68.29%	RECORD
B-65

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.22%	RECORD
	I	STIFEL NICOLAUS & CO INC 501 N BROADWAY SAINT LOUIS MO 63102-2188	6.73%	RECORD
	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	42.55%	RECORD
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	89.06%	RECORD
	R6	SHAUN F PEDERSEN 273 BEACON ST APT 2 BOSTON MA 02116-1208	5.58%	BENEFICIAL
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
STRATEGIC INCOME OPPORTUNITIES FUND	A	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	33.20%	RECORD
	A	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	11.33%	RECORD
	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.63%	RECORD
	A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.97%	RECORD
	A	TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	5.31%	RECORD
	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23.34%	RECORD
	C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	12.50%	RECORD
STRATEGIC INCOME OPPORTUNITIES	C	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	10.55%	RECORD
	C	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	9.91%	RECORD
	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.72%	RECORD
	C	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.46%	RECORD
B-66

JH Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	41.74%	RECORD
	I	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	19.84%	RECORD
	I	RAYMOND JAMES 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	6.27%	RECORD
	I	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.40%	RECORD
	R2	CHARLES SCHWAB TRUST BANK 2423 E LINCOLN DR PHOENIX AZ 85016-1215	19.80%	BENEFICIAL
	R2	CHARLES SCHWAB TRUST BANK 2423 E LINCOLN DR PHOENIX AZ 85016-1215	6.70%	BENEFICIAL
	R2	CHARLES SCHWAB TRUST BANK 2423 E LINCOLN DR PHOENIX AZ 85016-1215	5.79%	BENEFICIAL
	R2	ASCENSUS TRUSTCO 140746 PO BOX 10758 FARGO ND 58106-0758	5.76%	BENEFICIAL
	R2	MID ATLANTIC TRUST COMPANY 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5.14%	BENEFICIAL
	R6	EDWARD D JONES & CO 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	60.49%	RECORD
	R6	PIMS/PRUDENTIAL RETIREMENT 330 SEVEN SPRINGS WAY BRENTWOOD TN 37027-5098	8.03%	BENEFICIAL
	R6	J P MORGAN SECURITIES LLC 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0004	7.16%	RECORD
	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
U.S. SECTOR ROTATION	NAV	FUND OF FUNDS 197 CLARENDON STREET, 6TH FLOOR BOSTON, MA 02116	100.00%	BENEFICIAL
B-67

As of the December 31, 2021, the Trustees and officers of the Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Funds.

B-68

Exhibit A - Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.       The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.        The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.       The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.       The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.       The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6. In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

C-1

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88729-Z83153

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

"Fund Name Prints Here"

THE BOARD OF TRUSTEES RECOMMENDS A VOTE, IN THE CASE OF PROPOSAL 1, FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF PROPOSAL 2, FOR APPROVAL OF THE PROPOSAL.

	For All	Withhold All	For All Except
1. Election of eight Trustees as members of the Board of Trustees of the Trust	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

01) Andrew G. Arnott
02) Marianne Harrison
03) Paul Lorentz
04) James R. Boyle
05) Frances G. Rathke
06) Noni L. Ellison
07) Dean Garfield
08) Patricia Lizarraga

	For	Against	Abstain
2. An amendment to the Declaration of Trust revising merger approval requirements.	☐	☐	☐

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 9, 2022

The Proxy Statement for this Meeting is available at jhinvestments.com/proxy-information

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Your Signature is Required for Your Vote to be Counted

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

D88730-Z83153

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Jay Aronowitz, Phil Fontana, Christopher Pompilio, Michael Tassinari, Charles Rizzo, Sal Schiavone, John J. Danello, Christopher Sechler, Ariel Ayanna, Sarah M. Coutu, Thomas Dee, Nicholas J. Kolokithas, Kinga Kapuscinski, Suzanne M. Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held telephonically on September 9, 2022, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated July 18, 2022, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSALS.

John Hancock Investment Management Distributors LLC,
Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116
800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JHF2DPX 07/22

John Hancock Investment Management Distributors LLC,
Member FINRA, SIPC, 200 Berkeley Street, Boston, MA, 02116
800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JHF2SPX 07/22